UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2024

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SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2024, in connection with the dividend described below, the board of directors (the “Board”) of Scilex Holding Company (the “Company”) filed a Certificate of Designation of Preferences, Rights and Limitations of Series 1 Mandatory Exchangeable Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, designating 5,000,000 shares of the Company’s authorized but unissued preferred stock, par value $0.0001 per share, as Series 1 Mandatory Exchangeable Preferred Stock. Pursuant to the Certificate of Designation, the holders of Series 1 Mandatory Exchangeable Preferred Stock may become entitled to a pro rata portion of the number of shares that represents the lesser of (a) 10% of the shares of common stock, par value $0.00001 per share (the “Semnur Common Stock”), of Semnur Pharmaceuticals, Inc. (a Delaware corporation and wholly owned subsidiary of the Company (“Semnur”)) (or such other securities into which or for which such stock may be exchanged or converted), held by the Company as of immediately prior to the Effective Date (as defined below) (taking into account any adjustment for any stock dividend, stock split, reverse stock split or similar transaction) and (b) that number of shares of Semnur Common Stock (or such other securities into which or for which such stock may be exchanged or converted) equal to $200,000,000 divided by the closing price of such Semnur Common Stock (or such other securities into which or for which such stock may be exchanged or converted) on any national securities exchange on which such shares are listed on the date that is 10 trading days prior to the Determination Date (as defined below), which shares shall be paid from the shares of Semnur Common Stock (or such other securities into which or for which such stock may be exchanged or converted) held by the Company as of immediately prior to the Effective Time (taking into account any adjustment for any stock dividend, stock split, reverse stock split or similar transaction). For purposes of the Certificate of Designation, (a) “Effective Time” means the effective time of the Semnur Merger (as defined below) as determined under the terms of the Merger Agreement (as defined below), (b) “Determination Date” means, if the Semnur Common Stock (or such other securities into which or for which such stock may be exchanged or converted) is listed for, and trading on, any national securities exchange, the date that is 15 trading days following the Registration Date, (c) “Registration Date” means the earlier of (i) the Effective Time, at which time the shares of Semnur Common Stock (or such other securities into which or for which such stock has been exchanged or converted) are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) the time at which the Registration Statement is declared effective by the Securities and Exchange Commission, (d) “Registration Statement” means a registration statement, whether under the Exchange Act, or the Securities Act of 1933, as amended (the “Securities Act”), that is filed by Semnur or any successor thereto or affiliate thereof with respect to the registration of the Semnur Common Stock or any securities into which or for which such stock may be exchanged or converted, and (e) “Semnur Merger” means the merger of Merger Sub with and into Semnur, upon the terms and subject to the conditions set forth in the Merger Agreement (as defined below).

The foregoing description of the Certificate of Designation set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As previously announced by the Company, the Board approved authorized management to explore ways in which to maximize the value of Semnur and SP-102 (SEMDEXA™), the product candidate held by Semnur, for the Company and its stockholders, including by way of conducting a spin-off, merger, dividend, reclassification or other similar transaction.

Also as previously announced by the Company, Semnur entered into that certain Agreement and Plan of Merger, dated as of August 30, 2024 (as may be amended from time to time in accordance with the terms thereof, the “Merger Agreement”), with Denali Capital Acquisition Corp., a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the closing of the transactions contemplated thereby, “Denali”), and Denali Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Denali (“Merger Sub”).

In furtherance of the effort to maximize the value of Semnur, on October 27, 2024, the Board declared a stock dividend (the “Dividend”) consisting of an aggregate of 5,000,000 shares (the “Dividend Stock”) of Series 1 Mandatory Exchangeable Preferred Stock, par value $0.0001 per share, of the Company to record holders of the following Company securities as of the close of business on November 7, 2024 (the “Record Date”): (i) the Company’s common stock, par value $0.0001 per share (such stock, the “Company Common Stock” and such record holders, the “Record Common Holders”), (ii) certain warrants to purchase Company Common Stock that have not been exercised prior to the Record Date (and which have the right to participate in the Dividend pursuant to the terms of their respective warrants, other than, for the avoidance of doubt any warrants to purchase Company Common Stock with an exercise price of $11.50 per share, and any other warrants that by their terms have not vested and are therefore not entitled to participate in the Dividend) (such warrants, the “Participating Warrants” and such record holders, the “Record Warrant Holders”), (iii) certain tranche B senior secured convertible notes issued by the Company in October 2024 (such notes, the “Participating Notes” and such record holders, the “Record Note Holders”), and (iv) the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock” and such record holder, the “Record Preferred Holder” and together with the Record Common Holders, the Record Warrant Holders, and the Record Note Holders, the “Record Holders”).

Subject to the Board’s right to change the Record Date and conditioned upon the effectiveness of the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, the Dividend (unless otherwise determined by the Board) shall be paid on such date to be determined by subsequent resolutions of the Board, which payment date shall be within 60 days following the Record Date (i.e., by January 6, 2025) (such date as determined by the Board, the “Payment Date”) and shall be apportioned on a pro rata basis among the Record Holders in accordance with each Record Holder’s ownership percentage of Company Common Stock (assuming the full exercise of all Participating Warrants to purchase Company Common Stock held by the Record Warrant Holders, the conversion of all Participating Notes held by the Record Note Holders and deemed conversion of all outstanding Series A Preferred Stock held by the Record Preferred Holder) as of the Record Date as set forth in the records of the Company’s transfer agent (with respect to the Record Common Holders and Record Preferred Holder) and the Company (with respect to the Record Warrant Holders and the Record Note Holders) as of the Record Date. The Dividend Stock will be subject to certain transfer restrictions set forth in the Certificate of Designation filed by the Company with the Secretary of State of the State of Delaware on October 28, 2024. The Record Date may be changed by the Board for any reason at any time prior to the actual payment of the Dividend with any such change in Record Date to be disclosed by the Company in a Current Report on Form 8-K. Payment of the Dividend is conditioned upon the Board not having revoked the dividend prior to the Payment Date, including for a material change to the solvency or surplus analysis presented to the Board.

On October 28, 2024, the Company issued a press release announcing the Dividend. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information under this Item 7.01 of this Current Report is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The information in this Current Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our declaration and payment of dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. There can be no assurance that future dividends will be declared, and the payment of this Dividend is expressly conditioned on the Board not revoking the Dividend before the Payment Date, including for a material change to the solvency or surplus analysis presented to the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series 1 Mandatory Exchangeable Preferred Stock of Scilex Holding Company.
99.1	Press Release, dated October 28, 2024.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Jaisim Shah
	Name:	Jaisim Shah
Date: October 28, 2024	Title:	Chief Executive Officer and President